Exhibit 32.1
Form 10-KSB
Viking Systems, Inc.
File No. 000-49636

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Cardiff International, Inc.(the “Company”) Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Nathan Harrison, M.D., Chief Executive Officer, Director of the Company, certify that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cardiff International, Inc.

Dated: April 14, 2006	By: /s/ Nathan Harrison, M.D.
Chief Executive Officer, Director